LOANS PAYABLE	12 Months Ended
Dec. 31, 2022
LOANS PAYABLE

9. LOANS PAYABLE

During the year ended December 31, 2020, the Company entered into a loan agreement with a third party for a secured loan in the amount of $1,000,000 (the “Loan”). The Loan was for a term of one year from the date of receipt of the funds, bore interest at a rate of 10% per annum and was secured with all of the present and after-acquired property of the Company. The loan was subject to an interest reserve of $100,000 held back from the loan advance. The Company paid a loan application fee in the amount of $30,000 and issued 3,480,000 bonus shares with a fair value of $52,500, which was recorded against the carrying value of the Loan.

During the year ended December 31, 2022, the Company recorded $Nil (2021 - $21,096) as interest expense and recorded $Nil (2021 - $17,342) as accretion expense on the loan which was been included in finance cost in the consolidated statements of operations and comprehensive loss. During the year ended December 31, 2021, the Company repaid the outstanding loan balance of $1,000,000 at the end of the term.

During the year ended December 31, 2020, the Company received a Canada Emergency Business Account loan of $40,000 to be repaid on or before December 31, 2025. The loan is interest-free until December 31, 2023. Thereafter, the outstanding loan balance will bear interest at the rate of 5% per annum.